EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Scott A. Livengood, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Quarterly Report on Form 10-Q of Krispy Kreme Doughnuts, Inc. (the “Company”) for the fiscal quarter ended August 3, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 17, 2003

/s/ Scott A. Livengood

Scott A. Livengood President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Krispy Kreme Doughnuts, Inc. and will be retained by Krispy Kreme Doughnuts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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